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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2006
                                                           -------------

                              LIBERTY BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         Missouri                         0-51992             20-4447023
         --------                        ---------            ----------
(State or other Jurisdiction of         (Commission         (IRS Employer
incorporation or organization)          File Number)        Identification No.)

                   16 West Franklin Street, Liberty, Missouri
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (816) 781-4822
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.
                ------------

         On July 21, 2006, Liberty Bancorp, Inc.'s wholly owned subsidiary BankLiberty (formerly Liberty Savings Bank, F.S.B.) issued a press release announcing that it had completed its "second-step conversion" from mutual holding company to a stock holding company. The press release is filed as
Exhibit 99.1 to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information: Not applicable

         (c)    Shell Company Transactions: Not applicable

         (d)    Exhibits

                Number          Description
                ------          -----------

                99.1            Press Release Dated July 21, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 26, 2006                  By: /s/ Brent M. Giles
                                           -------------------------------------
                                           Brent M. Giles
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER